                       STATEMENT OF ADDITIONAL INFORMATION
                March 1, 2000, As Supplemented November 8, 2000


                    ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO,
                   INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO
                                       and
                  U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
                              ASSET MANAGEMENT FUND
                 230 West Monroe Street, Chicago, Illinois 60606


         The Adjustable Rate Mortgage (ARM) Portfolio (the "ARM Portfolio"), the Intermediate Mortgage Securities Portfolio (the "Intermediate Mortgage Portfolio") and the U.S. Government Mortgage Securities Portfolio (the "U.S. Government Mortgage Portfolio") (each, a "Portfolio" and collectively, the "Portfolios") are each a portfolio of Asset Management Fund (the "Fund"), a professionally managed, diversified, open-end investment company. Each Portfolio is represented by a class of shares separate from those of the Fund's other portfolios.

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus, dated March 1, 2000 (the "Prospectus"), a copy of which may be obtained from the Fund at the address noted above.

         The financial statements pertaining to these portfolios which appear in the Fund's 1999 Annual Report to Shareholders are incorporated herein by reference.

                                TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                               ----
Fund History....................................................................................................B-1

The Fund's Objective, the Portfolios and Their Investment Policies..............................................B-1

Portfolio Turnover..............................................................................................B-5

Purchase and Redemption of Shares...............................................................................B-5

Dividends, Distributions, Yield and Total Return Quotations.....................................................B-5

Management of the Fund..........................................................................................B-6

Investment Adviser and Administrator...........................................................................B-10

Distributor....................................................................................................B-13

Transfer and Dividend Agent....................................................................................B-15

Custodian......................................................................................................B-15

Determination of Net Asset Value...............................................................................B-15

Taxes..........................................................................................................B-16

Portfolio Transactions.........................................................................................B-17

Investment Restrictions........................................................................................B-17

Organization and Description of Fund Shares....................................................................B-21

Counsel and Independent Accountants............................................................................B-21

General Information............................................................................................B-21

Description of Debt Ratings....................................................................................B-22

Financial Statements...........................................................................................B-22

         Capitalized terms not defined in this Statement of Additional Information and defined in the Prospectus shall have the meanings defined in the Prospectus.

                                  FUND HISTORY

         Asset Management Fund (the "Fund") is a Delaware business trust organized under a Declaration of Trust ("Declaration of Trust") dated July 22, 1999. The Fund was formerly a Maryland corporation, which commenced operations on November 9, 1982. In September 1994, the Fund changed its name from Asset Management Fund for Financial Institutions, Inc. to Asset Management Fund, Inc. and on September 30, 1999, as part of the reorganization into a Delaware business trust, changed its name to Asset Management Fund.

                      THE FUND'S OBJECTIVE, THE PORTFOLIOS
                          AND THEIR INVESTMENT POLICIES

MORTGAGE-RELATED SECURITIES

         Most Mortgage-Related Securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by unscheduled payments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some Mortgage-Related Securities have additional features that entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment. Any guarantees of interest and principal payments may be either as to timely or ultimate payment.

         The average maturity of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's average maturity may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, and the location and age of the mortgage. Since prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool or group of pools. However, the average life will be substantially less than the stated maturity.

         The Prospectus indicates that U.S. Mortgage-Related Securities may be classified into two principal categories, based on whether the issuer or guarantor of the security or the underlying collateral is a governmental entity, such as GNMA, or a government-related entity, such as FNMA and FHLMC which are U.S. Government sponsored corporations. In addition, Private Mortgage Related-Securities represent interests in, or are collateralized by, pools consisting principally of residential mortgage loans created by non-governmental issuers. The following information supplements that in each Prospectus concerning certain of these issuers:

         FNMA is subject to general regulation by the Secretary of Housing and Urban Development. Its common stock is publicly traded on the New York Stock Exchange. FNMA purchases residential mortgages from a list of approved seller services, which include Federal and state savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its common and preferred stock is publicly traded on the New York Stock Exchange. FHLMC issues Participation Certificates ("PCS") which represent interests in mortgages from FHLMC's national portfolio.

         With respect to Private Mortgage-Related Securities, timely payment of interest and principal may be supported by various forms of credit enhancements, including individual loan, title, pool and hazard insurance. These credit enhancements may offer two types of protection: (i) liquidity protection, and
(ii) protection against losses resulting from ultimate default by an obligor and the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties or through various means of structuring the transaction as well as a combination of such approaches. The Portfolios will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Credit enhancements can come from external providers such as banks or financial insurance companies. Alternatively, they may come from the structure of a transaction itself. Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue. There can be no assurance that the private insurers can meet their obligations under the policies.

         Each Portfolio may only invest in Private Mortgage-Related Securities to the extent it observes the investment restrictions and limitations required for such investments under OTS Regulations. These investments include "mortgage-related securities" as that term is defined in Section 3(a)(41) of the Securities Exchange Act of 1934, subject to any OTS Regulations, and securities offered and sold pursuant to Section 4(5) of the Securities Act of 1933. Section 3(a)(41) of the Securities Exchange Act of 1934, as amended, defines a "mortgage-related security" as one that is rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, and that either (A) represents ownership of one or more promissory notes or other instruments that are secured by a first lien on property on which is located a residential or mixed residential and commercial structure, on a residential manufactured home or one or more commercial structures, and that were originated by a savings association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a Federal or state authority or by a mortgage lender approved by the Secretary of Housing and Urban Development, or (B) is secured by one or more promissory notes or other instruments meeting the requirements set forth above that by its terms provides for payments of principal in relation to payments or reasonable projections of payments. Section 4(5) of the Securities Act of 1933 exempts from registration thereunder offers or sales of one or more promissory notes or other instruments that are secured by a first lien on property on which is located a residential or mixed residential and commercial structure and that were originated by a savings association, savings bank, commercial bank or similar banking institution which is supervised or examined by Federal or state authorities, or mortgage lenders approved by the Department of Housing and Urban Development that sell to such institutions, provided that they are sold in minimum amounts of $250,000 and payment is made within 60 days.

ADJUSTABLE RATE MORTGAGE SECURITIES

         The interest rates paid on the mortgages underlying the ARMS in which the Portfolios invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), rates on six month certificates of deposit, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

         The underlying mortgages that collateralize the ARMS in which the Portfolios invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down per reset or adjustment interval and over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.


COLLATERALIZED MORTGAGE OBLIGATIONS

         CMOs and REMICs that are Multi-Class Mortgage-Related Securities represent a beneficial interest in a pool of mortgage loans or mortgage-backed securities typically held by a trust. The beneficial interests are evidenced by certificates issued pursuant to a pooling and servicing agreement. The certificates are usually issued in multiple classes with the specific rights of each class set forth in the pooling and servicing agreement and the offering documents for the security. The pooling and servicing agreement is entered into by a trustee and a party that is responsible for pooling and conveying the mortgage assets to the trust, sometimes referred to as the depositor. Various administrative services related to the underlying mortgage loans, such as collection and remittance of principal and interest payments, administration of mortgage escrow accounts and collection of insurance claims are provided by services. A master servicer, which may be the depositor or an affiliate of the depositor, is generally responsible for supervising and enforcing the performance by the services of their duties and maintaining the insurance coverages required by the terms of the certificates. In some cases, the master servicer acts as a servicer of all or a portion of the mortgage loans.

OTHER PERMISSIBLE INVESTMENTS

         The following information supplements the discussion in the Prospectus concerning principal investment strategies:

         U.S. Government or Agency Securities. Each Portfolio may invest in obligations issued or guaranteed by the United States or certain agencies or instrumentalities thereof or a U.S. Government-sponsored corporation. These include obligations issued by the United States or by a Federal Home Loan Bank, Freddie Mac, Fannie Mae, the Government National Mortgage Association, the Student Loan Marketing Association and the Federal Farm Credit Banks. Since many of these U.S. Government securities are not backed by the "full faith and credit" of the United States, the Portfolio must look principally to the agency or instrumentality or corporation issuing or guaranteeing such obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality or corporation does not meet its commitment.

         Certificates of Deposit. Each Portfolio may invest in certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks. Investment in such deposits may involve somewhat different investment risks from those affecting deposits in United States branches of such banks. These risks, which might adversely affect the payment of principal and interest on such deposits, include [future political and economic developments], the possibility that a foreign jurisdiction might impose withholding taxes on interest income payable on such deposits, the possible seizure or nationalization of foreign deposits, or the possible adoption of foreign governmental restrictions, such as exchange controls.

         Repurchase Agreements. Each Portfolio may enter into repurchase agreements, under which it may acquire a security which it may invest in for a relatively short period (usually not more than 30 days) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. If the seller defaults in its obligation to repurchase from the Portfolio the underlying instrument, which in effect constitutes collateral for the seller's obligation, at the price and time fixed in the repurchase agreement, the Portfolio might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited. Each Portfolio will always receive as collateral instruments whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Portfolio in each agreement, and each Portfolio will make payment for such instruments only upon their physical delivery to, or evidence of their book entry transfer to the account of, the Portfolio's custodian.

         Each Portfolio will not enter into any repurchase agreements maturing in more than 60 days. Each Portfolio enters into repurchase agreements with primary government securities dealers.

         FDIC Insured Institutions. Although each Portfolio's investment in savings accounts and in certificates of deposit and other time deposits in an FDIC Insured Institution is insured to the extent of $100,000 by the Federal Deposit Insurance Corporation, the Portfolio may invest more than $100,000 with a single institution, and any such excess and any interest on the investment would not be so insured. Deposits in foreign branches of FDIC insured banks, are not insured by the Federal Deposit Insurance Corporation.

         Each Portfolio will invest in securities issued by an FDIC Insured Institution only if such institution or a security issued by such institution
(i) has a short-term debt obligation rating in the highest category by one nationally recognized statistical rating organization, or (ii) if no such ratings are available, has comparable quality in the opinion of the Portfolio's investment adviser under the general supervision of the Board of Trustees of the Fund.

         When-Issued and Other Securities. As discussed on page 19 of the prospectus, securities may be purchased on a when-issued basis. In addition, securities may be purchased in transactions where, although the security is delivered and paid for by regular-way settlement, the delivery period established by the securities industry for that particular security results in the payment and delivery at a future date. These securities are referred to in the prospectus and here as "delayed delivery securities," although under the Rules of the National Credit Union Administration (specifically Rule section 703.100) these securities are delivered by regular-way settlement and would not be considered as being subject to delayed delivery. Although the time period for settlement may be beyond several days, the securities are delivered for settlement within the time frame that the securities industry has established for that type of security.

         Securities purchased for payment and delivery at a future date are subject to market fluctuation, and no interest accrues to the Portfolios until delivery and payment take place. At the time each Portfolio makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value each day of such securities in determining its net asset value. To facilitate acquisitions of such securities, each portfolio will maintain with its custodian a separate account with marketable Portfolio securities in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from available cash.

         Other Current Policies. Under current policies of the Board of Trustees, the Fund has adopted certain voluntary restrictions with respect to the Portfolios' investments. These restrictions apply to all three Portfolios unless specified below:

         (1) prohibit the purchase of obligations of Federal Land Banks, Federal Intermediate Credit Banks, the Export-Import Bank of the United States, the Commodity Credit Corporation, the National Credit Union Administration and the Tennessee Valley Authority;

         (2) limit the use of repurchase agreements to repurchase agreements involving obligations of the U.S. Government, including zero coupon Treasury securities that have been stripped of either principal or interest by the U.S. Government so long as the maturity of these securities does not exceed ten years, and obligations of the Federal Home Loan Banks, Fannie Mae, the Government National Mortgage Association, the Federal Farm Credit Banks, the Federal Financing Bank, the Student Loan Marketing Association and Freddie Mac;

         (3) for the ARM Portfolio and Intermediate Mortgage Portfolio, limit the maturities of bankers' acceptances to six months and prohibit investments in bankers' acceptances of Edge Act corporations guaranteed by their FDIC-insured parent banks until such time as the appropriateness of these investments for federal credit unions is clarified;

         (4) for the ARM Portfolio, to prohibit investments in interest rate caps and floors until such time as the appropriateness of these investments for federal credit unions is clarified;

         (5) for the U.S. Government Mortgage Portfolio, to prohibit investments in reverse repurchase agreements, interest rate futures contracts, options and options on interest rate futures contracts, in each case until such time as federal credit unions may invest in them without limitation; and

         (6) for the U.S. Government Mortgage Securities Portfolio, prohibit loans of federal funds until such time as investors are limited to institutions meeting the requirements of Regulation D of the Board of Governors of the Federal Reserve System.

         Although these restrictions are not fundamental policies of the Fund and may be changed without shareholder vote, the Fund will not alter these restrictions without notice to shareholders.

         See "Investment Restrictions" in this Statement of Additional Information for a description of additional investment restrictions of the Portfolios.

                               PORTFOLIO TURNOVER

         Each Portfolio may engage in trading of the portfolio securities to take advantage of market variations and to enhance liquidity. The portfolio turnovers are set forth for certain periods in the tables under "Financial Highlights."

                        PURCHASE AND REDEMPTION OF SHARES

         The Fund believes that shares of each Portfolio qualify as investments not subject to percentage of assets limitations under Section 5(c)(1)(Q) of the Home Owners' Loan Act of 1933, as amended, and the OTS Regulations thereunder governing investments by federal savings associations, as defined in such Act, which includes federal savings banks chartered under such Act. In addition, shares of each Portfolio are eligible for purchase without limitation by national banks and federal credit unions.

         Investors may be charged a fee if they effect transactions through a broker or agent. Brokers and intermediaries are authorized to accept orders on the Fund's behalf.


         A purchase order is considered binding upon the investor. Should it be necessary to cancel an order because payment was not timely received, the Fund will hold the investor responsible for the difference between the price of the shares when ordered and the price of the shares when the order was cancelled. If the investor is already a shareholder of the Fund, the Fund may redeem shares from the investor's account in an amount equal to such difference. In addition, the Fund may prohibit or restrict the investor from making future purchases of the Fund's shares.


         The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption (1) for any period during which the New York Stock Exchange (the "Exchange") is closed, other than customary weekend and holiday closings, or during which trading on the Exchange is restricted, (2) for any period during which an emergency, as defined by the rules of the Securities and Exchange Commission, exists as a result of which (i) disposal by the Fund of securities held by each Portfolio is not reasonably practicable, or
(ii) is not reasonably practicable for the Fund to determine the value of the Portfolio's net assets, or (3) for such other periods as the Securities and Exchange Commission, or any successor governmental authority, may by order permit for the protection of shareholders of each Portfolio.

                         DIVIDENDS, DISTRIBUTIONS, YIELD
                           AND TOTAL RETURN QUOTATIONS

         Dividends on shares of each Portfolio are paid monthly on the last Business Day of each month.

         Net investment income of each Portfolio for dividend purposes (from the time of the immediately preceding determination thereof) will consist of (i) interest accrued and discount earned (including both original issue and market discount) less amortization of any premium, (ii) less accrued expenses attributable to the Portfolio and the general expenses of the Fund prorated on the basis of relative net assets of the Portfolio in relation to the net assets of the Fund's other portfolios applicable to that period.

         From time to time the Portfolios advertise their "yield" and "total return." These figures are based on historical earnings and are not intended to indicate future performance.

         The "yield" of a Portfolio refers to the income generated by an investment in the Portfolio over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period.

         For the 30-day period ended October 31, 1999, the ARM Portfolio's annualized yield was 5.46%. The average annual total rates of return for the one-year and five-year periods ended October 31, 1999, and for the period from September 18, 1991, the date the shares were first publicly offered, were 4.73%, 6.13% and 5.34%, respectively. Without fee waivers, the 30-day annualized yield would have been 5.16% and the average annual total rates of return for the one-year and five-year periods and the period since the initial public offering date would have been 5.23%, 6.63%, 5.82%, respectively.

         For the 30-day period ended October 31, 1999, the Intermediate Mortgage Portfolio's annualized yield was 5.95%. The average annual total rates of return for the one-year, five-year and ten-year periods ended October 31, 1999, were 2.32%, 6.54% and 6.83%, respectively. Without fee waivers, the 30-day annualized yield would have been 5.85% and the average annual total rates of return for the one-year, five-year and ten-year periods would have been 2.82%, 7.02% and

7.07%, respectively. The total return figures for the ten-year period reflects the performance of the Portfolio as the Corporate Bond Portfolio, which was invested primarily in investment grade corporate bonds prior to June 2, 1992.

         For the 30-day period ended October 31, 1999, the U.S. Government Mortgage Portfolio's annualized yield was 6.38%. The average annual total rates of return for the one-year, five-year and ten-year periods ended October 31, 1999, were 1.63%, 7.16% and 7.25%, respectively.

         For each Portfolio, the annualized yield shown above was computed by dividing the aggregate net income per share for dividend purposes for the 30-day period by the Portfolio's net asset value on October 31, 1999. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net income per share for dividend purposes.

         The "total return" of a Portfolio shows what an investment in the Portfolio would have earned over a specified period of time (one, five and ten years; for the ARM Portfolio, one and five years and any longer period of time measured from September 18, 1991, the date the Portfolio's shares were first offered publicly), assuming that all distributions and dividends by the Portfolio were reinvested on the reinvestment dates during the period and less all recurring fees. Any agreement by the Adviser and Distributor to reduce or waive their fees under certain circumstances may cause a Portfolio's yield and total return to be higher than they otherwise would be.

         For each Portfolio, the total return for each period shown above was computed by assuming a hypothetical initial investment of $1,000 on the first day of such period. It was then assumed that all dividends and distributions over the period were reinvested and that, at the end of such period, the entire amount was redeemed. The average annual total rate of return was then determined by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).

         From time to time, each Portfolio may quote a "dividend distribution rate" in sales literature. The "dividend distribution rate" represents the aggregation of actual distributions made, representing dividends, realized short-term capital gains and certain realized long-term capital gains. It does not reflect unrealized gains or losses. The "dividend distribution rate" differs from yield in that certain non-recurring components may be included. Any quoted "dividend distribution rate," therefore, should be considered along with, and not as a substitute for, the yield and total rate of return of the Portfolio.

         From time to time each Portfolio's performance may be compared with various indices and investments, other performance measures or rankings, or other mutual funds, or indices or averages of other mutual funds.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

         The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The Trustees' responsibilities include reviewing the actions of the Fund's investment adviser, distributor and administrator.

TRUSTEES AND OFFICERS

         Trustees and Officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each trustee who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.


                                       POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS                  HELD WITH FUND          DURING PAST FIVE YEARS AND PRIOR RELATIVE EXPERIENCE
---------------------                  --------------          ----------------------------------------------------
Richard M. Amis (49)                   Trustee                 President, First Federal Community Bank since
630 Clarksville Street                                         1984; Director, First Financial Trust Company; formerly
Paris, TX  75460                                               Chairman, Texas Savings and Community Bankers
                                                               Association.

Arthur G. De Russo (79)                Trustee                 Chief Executive Officer, Eastern Financial Federal Credit
5397 S.E. Major Way                                            Union from 1974 to 1992; Chairman and Director, First
Stuart, FL  34997                                              Credit Union Trust Co., Inc. from 1988 to
                                                               1992; President of the Airline Credit Union
                                                               Conference in 1991; Director, Honor ATM
                                                               Network, Florida from 1985 to 1990.

David F. Holland (58)                  Trustee                 Chairman of the Board since 1989 and Chief
17 New England Executive Park                                  Executive Officer since 1986 of Boston Federal
Burlington, MA  01803                                          Savings Bank 1989-1995 and 1998 to present;
                                                               Director of Fund from 1988 to 1989 and since
                                                               1993; Director of Federal Home Loan Bank of
                                                               Boston; until December 1997 Chairman of America's
                                                               Community Banking Partners, Inc. and Director of ACB
                                                               Investment Services, Inc.; Director of
                                                               M.S.B. Fund, Inc. since 1997; Director of NYCE
                                                               Corporation since 1995; Director from 1990
                                                               to 1995 and Chairman 1993-1994 of America's
                                                               Community Bankers: member from 1995 to
                                                               1997 and President since 1997 of Thrift
                                                               Institutions Advisory Council, Director, New England
                                                               College of Finance.

Gerald J. Levy (68)                    Vice Chairman of the    Chairman and Chief Executive Officer, Guaranty
4000 W. Brown Deer Road                Board and Trustee       Bank, S.S.B. since 1984 (from 1959 to 1984, he held
Milwaukee, WI  53209                                           a series of officer's positions, including
                                                               President). Chairman, 1986, United States
                                                               League of Savings Institutions; Director of
                                                               FISERV, Inc. since 1986; Director since
                                                               1995 of the Republic Mortgage Insurance
                                                               Company; Director of the Federal Asset
                                                               Disposition Association from 1986 to 1989;
                                                               and, previously Director and Vice Chairman,
                                                               Federal Home Loan Bank of Chicago and
                                                               Member of Advisory Committee of the Federal
                                                               Home Loan Mortgage Corporation and Federal
                                                               National Mortgage Corporation.

Rodger D. Shay (63)                    Chairman of the Board   Chairman and Director of Shay Assets Management,
1000 Brickell Avenue                   and Trustee             Inc. since August 1997 (previously President and
Miami, FL  33131                                               Director from 1990 to August 1997);
                                                               Chairman and Director of Shay Financial
                                                               Services, Inc. since August 1997
                                                               (previously President and Director from
                                                               1990 to August 1997); President, Chief
                                                               Executive Officer and member of the
                                                               Managing Board of Shay Assets Management
                                                               Co. from 1990 to December 1997; President,
                                                               Chief Executive Officer and

                                       POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS                  HELD WITH FUND          DURING PAST FIVE YEARS AND PRIOR RELATIVE EXPERIENCE
---------------------                  --------------          ----------------------------------------------------

                                                               member of the Managing Board of Shay
                                                               Financial Services Co. from 1990 to
                                                               December 1997; Chairman and Director
                                                               Horizon Bank, FSB since 1999; Director
                                                               from 1986 to 1991 and President from 1986
                                                               to 1992, U.S. League Securities, Inc.; Vice
                                                               President since 1995 of Institutional Investors
                                                               Capital Appreciation Fund, Inc. and M.S.B.
                                                               Fund, Inc.; Director, First Home Savings
                                                               Bank, S.L.A. since 1990; previously
                                                               Director, Asset Management Fund, Inc. from
                                                               1985 to 1990; President of Bolton Shay and
                                                               Company and Director and Officer of its
                                                               affiliates from 1981 TO 1985; previously,
                                                               employed by certain subsidiaries of Merrill
                                                               Lynch & Co. from 1955 to 1981, where he
                                                               served in various executive positions
                                                               including Chairman of the Board of Merrill
                                                               Lynch Government Securities, Inc., Chairman
                                                               of the Board of Merrill Lynch Money Market
                                                               Securities, Inc. and Managing Director of
                                                               The Debt Trading Division of Merrill Lynch,
                                                               Pierce, Fenner & Smith Inc.

Edward E. Sammons, Jr. (60)            President               President of Shay Assets Management, Inc. since
230 West Monroe Street                                         August 1997 (previously Executive Vice President
Chicago, IL  60606                                             from 1990 to August 1997); Executive Vice
                                                               President and member of the Managing Board of
                                                               Shay Assets Management Co. from 1990 to
                                                               December 1997.  Executive Vice President and
                                                               member of the Managing Board of Shay Financial
                                                               Services Co. from 1990 to December 1997 and
                                                               Executive Vice President of Shay Financial Services,
                                                               Inc., from 1990 to August 1997; Vice President and
                                                               Secretary since 1995 of Institutional Investors
                                                               Capital  Appreciation Fund, Inc. and M.S.B. Fund,
                                                               Inc.

Robert T. Podraza (55)                 Vice President and      Vice President of Shay Investment Services, Inc.
230 West Monroe Street                 Assistant Treasurer     since 1990; Vice President since 1990 and Chief
Chicago, IL  60606                                             Compliance Officer since 1997 of Shay Financial
                                                               Services, Inc.; Vice President since 1990 and Chief
                                                               Compliance Officer since 1997 of Shay Assets
                                                               Management, Inc.; Chief Compliance Officer of Shay
                                                               Financial Services Co. and Shay Assets Management
                                                               Co. from 1989 to 1997; Director of the National
                                                               Society of Compliance Professionals since 1996.

Steven D. Pierce (34)                  Treasurer               Director of Financial Services of BISYS Fund
3435 Stelzer Road                                              Services since 1998; Manager of Financial
Columbus, OH 43219                                             Operations at CNA Insurance from 1996-1998;
                                                               Trust Officer of First Chicago NBD
                                                               Corporation from 1994-1996; Senior
                                                               Financial Accountant at Kemper Financial
                                                               Services from 1989-1994.

Daniel K. Ellenwood (30)               Secretary               Secretary of the Fund since April 1998; Operations
230 West Monroe Street                                         Analyst, Shay Assets Management, Inc. since
Chicago, IL  60606                                             November 1997; Compliance Analyst, Shay
                                                               Financial Services, Inc. since October 1996; B.S. in
                                                               Finance, University of Illinois at Chicago, 1996.

CHRISTINE A. CWIK                      Assistant Secretary     Assistant Secretary, Asset Management Fund since
230 West Monroe Street                                         April 1999; Executive Secretary, Shay Assets
Chicago, IL. 60606                                             Management, Inc. since February 1999; Executive
                                                               Secretary, Shay Investment Services, Inc. April 1997
                                                               - February 1999; Executive Secretary, Chicago
                                                               Bonding 1991 - 1997.

         The following table sets forth the compensation earned by trustees from the Fund for the fiscal year ended October 31, 1999:


                              AGGREGATE            PENSION OR RETIREMENT         ESTIMATED ANNUAL
                            COMPENSATION         BENEFITS ACCRUED AS PART          BENEFITS UPON              TOTAL
TRUSTEE                     FROM THE FUND            OF FUND EXPENSES               RETIREMENT             COMPENSATION
-------                     -------------            ----------------               ----------             ------------
Richard M. Amis                   $14,500                    0                           0                      $14,500
Arthur G. DeRusso                  13,500                    0                           0                       13,500
David F. Holland                   14,500                    0                           0                       14,500
Gerald J. Levy                     14,500                    0                           0                       14,500
Rodger D. Shay                          0                    0                           0                            0

         The following table provides certain information at February 2, 2000 with respect to persons known to the Fund to be beneficial (and record) owners (having sole voting and dispositive power) of 5% or more of the shares of common stock of the ARM Portfolio, the Intermediate Mortgage Portfolio and the U.S. Government Mortgage Portfolio:



                                                                          PERCENT OF PORTFOLIO'S OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER              NUMBER OF SHARES                   COMMON STOCK
------------------------------------              ----------------                   ------------
ARM PORTFOLIO:

Teachers Credit Union                                    5,602,326                           6.98%
110 So. Main Street
South Bend, IN 46601

INTERMEDIATE MORTGAGE PORTFOLIO:

Fullerton Community Bank                                 1,155,156                          11.16%
200 W. Commonwealth Ave
Fullerton, CA 92832

Fox Valley Savings and Loan                                682,155                           6.59%
51 E. First Street
Fond Du Lac, WI 54935

Sovereign Bank                                           1,579,810                          15.26%
P O Box 12646
Reading, PA 19612

First Federal Savings and Loan                             936,722                           9.05%
P O Box 684
Martinsville, VA 24114


                                                                          PERCENT OF PORTFOLIO'S OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER              NUMBER OF SHARES                   COMMON STOCK
------------------------------------              ----------------                   ------------

BFS Security Corp                                          887,838                           8.57%
17 New England Executive Park
Burlington, MA 01803

Cuero State Bank SSB                                       820,934                           7.93%
P O Box 808
Cuero, TX 77954

U.S. GOVERNMENT MORTGAGE PORTFOLIO:

First Federal Bank FSB                                   1,354,141                          17.70%
109 E. Depot
Colchester, IL 62326

St. Casimirs Savings Bank                                  606,255                           7.93%
2703 Foster Avenue
Baltimore, MD 21224

Skowhegan Savings Bank                                   1,401,133                          18.32%
P O Box 250
Skowhegan, ME 04976

Mechanics Savings Bank                                     516,238                           6.75%
100 Pearl Street
Hartford, CT 06103

BFS Security Corp                                          805,801                          10.53%
17 New England Executive Park
Burlington, MA 01803

         As of February 2, 2000 one of the trustees had, through the institutions he serves as officer, shared voting and investment power over 1,286 shares (.0168%) of the U.S. Government Mortgage Portfolio. None of the trustees had, as of February 2, 2000, through the institutions for which they serve as officers, voting and investment power over any shares of the ARM Portfolio or the Intermediate Mortgage Portfolio.

                      INVESTMENT ADVISER AND ADMINISTRATOR

         The investment adviser of the Fund since December 8, 1997 is Shay Assets Management, Inc. (the "Adviser"), a Florida corporation, with its principal office at 230 West Monroe Street, Chicago, Illinois 60606. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of Shay Investment Services, Inc., a closely held corporation controlled by Rodger D. Shay, the President of the Fund.

         The initial term of the Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement"), was completed as to each Portfolio on March 1, 1999, and now continues from year to year thereafter, subject to termination by the Fund or the Adviser as hereinafter provided, if such continuance is approved at least annually by a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each Portfolio or by the Fund's Board of Trustees. The Advisory Agreement must also be approved annually by the vote of a majority of the trustees of the Fund who are not parties to the Advisory Agreement or "interested persons" of any party thereto. All trustees' votes must be cast in person at a meeting called for the purpose of voting on such approval.

         As compensation for the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, with respect to the ARM Portfolio based on an annual percentage of the average daily net assets of the Portfolio as follows: 0.45% on the first $3 billion; 0.35% of the next $2 billion and 0.25% in excess of

$5 billion. The Adviser may voluntarily elect to waive its advisory fees in an amount up to but not to exceed 0.45% of the average daily net assets of the Portfolio. This voluntary waiver agreement may be terminated at any time by the Adviser. For the Fund's fiscal years ended October 31, 1999 and 1998 (for the period beginning December 8, 1997), the Adviser was paid fees of $2,376,844 (net of fee waivers of $1,901,479) and $1,904,871 (net of fee waivers of $1,523,896) with respect to the ARM Portfolio. For the Fund's fiscal years ended October 31, 1998 (through December 7, 1997) and 1997, the Fund paid Shay Assets Management Co. ("SAMC") fees with respect to the ARM Portfolio of $206,507 (net of fee waivers of $165,206) and $1,800,992 (net of fee waivers of $1,440,794), respectively.
         As compensation for the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, with respect to the Intermediate Mortgage Portfolio, at the rate of 0.35% per annum of the average daily net assets of the Portfolio up to and including $500 million; 0.275% per annum of the next $500 million of such net assets; 0.20% per annum of the next $500 million of such net assets; and 0.10% per annum of such net assets over $1.5 billion. The Advisory Agreement provides that in the event the daily ratio of Expenses (as defined in the Agreement) to daily net assets with respect to a Portfolio on any day exceeds 0.75% (such expenses hereinafter called the "Excess Expense" of such Portfolio), the compensation due to the Adviser for that day shall be reduced but not below zero, by an amount equal to the Excess Expense of such Portfolio. The Adviser may voluntarily elect to waive its fees in an amount up to but not to exceed 0.35% of the average daily net assets of the Portfolio. This voluntary waiver agreement may be terminated at any time by the Adviser. For the Fund's fiscal years ended October 31, 1999 and 1998 (for the period beginning December 8, 1997), the Adviser was paid fees of $262,607 (net of fee waivers of $105,042) and $206,032 (net of fee waivers of $82,413) with respect to the Intermediate Mortgage Portfolio. For the Fund's fiscal years ended October 31, 1998 (through December 7, 1997) and 1997, the Fund paid SAMC fees of $20,439 (net of fee waivers of $8,176) and $212,156 (net of fee waivers of $84,863), respectively, with respect to the Intermediate Mortgage Portfolio.
         As compensation for the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, with respect to the U. S. Government Mortgage Portfolio, at the rate of 0.25% per annum of the average daily net assets of the Portfolio up to and including $500 million; 0.175% per annum of the next $500 million of such net assets; 0.125% per annum of the next $500 million of such net assets; and 0.10% per annum of such net assets over $1.5 billion. The Advisory Agreement provides that in the event the daily ratio of Expenses (as defined in the Agreement) to daily net assets with respect to a Portfolio on any day exceeds 0.75% (such expenses hereinafter called the "Excess Expense" of such Portfolio), the compensation due to the Adviser for that day shall be reduced but not below zero, by an amount equal to the Excess Expense of such Portfolio. For the Fund's fiscal years ended October 31, 1999 and 1998 (for the period beginning December 8, 1997), the Adviser was paid fees of $217,727 and $158,794 with respect to the U.S. Government Mortgage Portfolio. For the Fund's fiscal years ended October 31, 1998 (through December 7, 1997) and 1997, the Fund paid fees of $13,968 and $137,123, respectively, for the U.S. Government Mortgage Portfolio.
         The Adviser may from time to time enter into arrangements with entities such as trade associations and affinity groups ("organizations") whereby the Adviser agrees to pay such an organization a portion of the management fees received by the Adviser with respect to assets invested in the Fund by members of the organization for certain services or products (such as use of logos or membership lists, bundling with or placement of articles in newsletters or other organization publications, directory listings, and space at trade shows) provided by the organization.

         The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any portfolio of the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.

         The Advisory Agreement will terminate automatically upon its assignment and is terminable with respect to each Portfolio at any time without penalty by the Board of Trustees of the Fund or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of the Portfolio on 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Fund.

         The Portfolio Managers of the Adviser responsible for making investment decisions concerning the Fund's investments are Edward E. Sammons, Jr., Rodger
D. Shay, Richard Blackburn, Rodger D. Shay, Jr., Jon P. Denfeld and David Petrosinelli. For information as to the principal occupations during the past five years of Messrs. Sammons and Shay, who are also officers of the Fund, see "Management of the Fund" in this Statement of Additional Information. The principal business occupations during the past five years and professional backgrounds of the Portfolio Managers who are not also officers of the Fund are shown below following each of their names and business addresses.

RICHARD BLACKBURN
230 West Monroe Street
Chicago, IL  60606

         Vice President of Shay Assets Management, Inc. and Senior Portfolio Manager since 1991. From 1982 to 1991 he was employed by the firm primarily as an account executive and financial consultant. Mr. Blackburn has 34 years of experience in the securities industry. His previous employers include Harris Bank, Chicago; Merrill Lynch; and the First National Bank of Chicago. Mr. Blackburn's primary expertise is in the mortgage securities markets, particularly in the area of floating and/or adjustable rate securities.

JON P. DENFELD
230 West Monroe Street
Chicago, IL  60606

         Portfolio Manager of Shay Assets Management, Inc. since 1996. From 1993 to 1996 he was employed by the Fund's sponsor, Shay Financial Services, Inc., as an Account Executive specializing in financial institutions. Mr. Denfeld's area of expertise is in the government and mortgage securities markets.

         Mr. Denfeld earned a Bachelor of Arts, with a major in Economics, from Fairfield University.

RODGER D. SHAY, JR.
1000 Brickell Avenue
Miami, FL  33131

         Portfolio Manager of the Adviser and SAMC, the Fund's former adviser, since 1991. President of Shay Financial Services, Inc., since August, 1997, previously Senior Vice President from 1994 to August 1997, and Vice President from 1991 to 1993. He was previously employed by Merrill Lynch, Pierce, Fenner and Smith Inc., where he served as a senior trader and manager of collateralized mortgage obligation trading. Mr. Shay's primary expertise is in the mortgage securities market, particularly in the area of collateralized mortgage obligations.

DAVID PETROSINELLI
230 West Monroe Street
Chicago, IL  60606

         Portfolio Manager of Shay Assets Management, Inc. since 1999. He was previously Portfolio Manager for the Chicago Public Schools since 1998, where he managed various operating and bond proceed funds and served as Assistant Vice President for an insurance holding company since 1995, where he was portfolio manager for the general fund. Mr. Petrosinelli's primary expertise is in the government and mortgage securities markets.

         Mr. Petrosinelli earned his Bachelor of Science in Finance from Northeastern University in Boston and a Master of Business Administration, cum laude, with concentration in Economics from Loyola University in Chicago.

         The Fund's current administrative agent (the "Administrator") with respect to each Portfolio is BISYS Fund Services Ohio, Inc. ("BISYS"). Prior to August 1, 1999, PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PNC Bank Corp., was the Fund's administrative agent. Pursuant to the terms of the Administration Agreement (the "Administration Agreement") dated as of August 1, 1999, between the Fund and the Administrator, the Administrator performs various administrative services for the Fund, including (i) assisting in supervising all aspects of the Portfolios' operations other than those assumed by the Adviser, the Distributor, the custodian or the transfer and dividend agent, (ii) providing each Portfolio with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Portfolios, (iii) maintenance of each Portfolio's books and records, (iv) preparation of various filings, reports, statements and returns filed with governmental authorities or distributed to shareholders of each Portfolio, (v) computation of each Portfolio's net asset value for purposes of the sale and redemption of its shares, and (vi) computation of each Portfolio's daily dividend. Certain functions relating to state "blue sky" qualification services in any of the states where the Portfolios are registered are subject to additional charges by the Administrator that are not included in the fee rates and minimum annual fee described below.

         As compensation for the services rendered by the Administrator under the Administration Agreement, the Fund pays the Administrator a fee, computed daily and payable monthly, with respect to each Portfolio at the rate of 0.03% per annum of the Portfolio's net assets up to and including $1 billion; 0.02% per annum of the next $1 billion of net assets; and 0.01% per annum of each Portfolio's net assets over $2 billion, with a minimum annual fee of $393,200 for all the Fund's five portfolios taken together. If applicable, the minimum fee is allocated among the Fund's five portfolios based on relative average net assets. For the fiscal years ended October 31, 1999 (November 1, 1998 through July 31, 1999), 1998 and 1997, the Fund paid PFPC, the former Administrator, fees pursuant to the Administration Agreement with respect to each Portfolio as follows: for the ARM Portfolio, the fees paid were $217,727, $293,520 and $269,671, respectively. For the Intermediate Mortgage Portfolio, the fees were $23,981, $31,313 and $31,793, respectively. For the U.S. Government
Mortgage Portfolio, the fees were $19,796, $24,145 and $21,188, respectively. For the period of August 1, 1999, through October 31, 1999, the Fund paid the current Administrator, BISYS, $69,778 for the ARM Portfolio, $7,788 for the Intermediate Mortgage Portfolio and $6,550 for the U.S. Government Mortgage Portfolio.

         The Fund is responsible for the payment of its expenses. Such expenses include, without limitation, the fees payable to the Adviser, the Administrator and the Distributor (see "Distributor" below) with respect to each Portfolio, the fees and expenses of the Fund's custodian and transfer and dividend agent with respect to each Portfolio, any brokerage fees and commissions of each Portfolio, any portfolio losses of each Portfolio, filing fees for the registration or qualification of each Portfolio's shares under federal or state securities laws, the Portfolio's pro rata share of taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Fund with respect to the Portfolio for violation of any law, each Portfolio's pro rata share of legal and auditing fees and expenses, expenses of preparing and setting in type prospectuses, proxy material, reports and notices and the printing and distributing of the same to the shareholders of each Portfolio and regulatory authorities, the Portfolio's pro rata share of compensation and expenses of the Fund's trustees and officers who are not affiliated with the Adviser, the Administrator, the Distributor or the transfer and dividend agent, and extraordinary expenses incurred by the Fund with respect to each Portfolio.
                                   DISTRIBUTOR

         Shay Financial Services, Inc. is a registered broker-dealer and the Fund's principal distributor (the "Distributor"). The Distributor, a Florida corporation, is a wholly owned subsidiary of Shay Investment Services, Inc., which is a closely held corporation controlled by Rodger D. Shay.

         As compensation for distribution services, the Fund pays the Distributor a fee, payable monthly, with respect to the ARM Portfolio at the rate of 0.25% per annum of the average daily net assets of the Portfolio. The Distributor may voluntarily elect to waive its 12b-1 fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Portfolio. This voluntary waiver agreement may be terminated at any time by the Distributor. For the fiscal years ended October 31, 1999 and 1998 (for the period beginning December 8, 1997), the Distributor was paid fees of $1,426,108 (net of fee waivers of $950,737) and $1,142,923 (net of fee waivers of $761,948) for the ARM Portfolio. For the fiscal years ended October 31, 1998 (through December 7,
1997), 1997 the Fund paid Shay Financial Services Co. ("SFSC") $123,904 (net of fee waivers of $82,603) and $1,080,595 (net of fee waivers of $720,397), respectively, for the ARM Portfolio.

         As compensation for distribution services, the Fund pays the Distributor a fee, payable monthly, with respect to each of the Intermediate Mortgage Portfolio and the U.S. Government Mortgage Portfolio at the rate of 0.15% per annum of the average daily net assets of the Portfolio up to and including $500 million; 0.125% per annum of the next $500 million of such net assets; 0.10% per annum of the next $500 million of such net assets; and 0.075% per annum of such net assets over $1.5 billion. For the fiscal years ended October 31, 1999 and 1998 (for the period beginning December 8, 1997), the Distributor was paid fees of $157,564 and $123,619 for the Intermediate Mortgage Portfolio. For the fiscal years ended

October 31, 1998 (through December 7, 1997) and 1997, the Fund paid SFSC fees pursuant to the Rule 12b-1 Agreement, as in effect, of $12,264 and $127,294, respectively, for the Intermediate Mortgage Portfolio. For the fiscal years ended October 31, 1999 and 1998 (for the period beginning December 8, 1997), the Distributor was paid fees of $130,636 and $95,277 for the U.S. Government Mortgage Portfolio. For the fiscal years ended October 31, 1998 (through December 7, 1997), and 1997 the Fund paid the Distributor fees pursuant to the Rule 12b-1 Agreement, as in effect, of $8,380 and $82,274, respectively, for the U.S. Government Mortgage Portfolio.

         The Distributor is obligated under the Distribution Agreement to bear the costs and expenses of printing and distributing copies of prospectuses and annual and interim reports of the Fund (after such items have been prepared and set in type) that are used in connection with the offering of shares of the Fund to investors, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor in connection with the offering of the shares of the Portfolios for sale to investors.

         The Fund has been informed by the Distributor that during its fiscal year ended October 31, 1999, of the $1,426,108 (net of fee waivers of $950,738) fee received in the aggregate by SFSC and the Distributor from the Fund with respect to the ARM Portfolio, the following expenditures were made:

               Advertising ............................        $   20,692
               Printing ...............................            43,260
               Employee compensation and costs ........         1,698,914
               Staff travel and expense ...............           142,430
               Other administrative expense ...........           266,749
                                                               ----------

               Total ..................................        $2,172,045
                                                               ==========

         The Fund has been informed by the Distributor that during its fiscal year ended October 31, 1999, of the $157,564 fee received in the aggregate by SFSC and the Distributor from the Fund with respect to the Intermediate Mortgage Portfolio, the following expenditures were made:

               Advertising ............................        $    2,286
               Printing ...............................             4,778
               Employee compensation and costs ........           187,653
               Staff travel and expense ...............            15,732
               Other administrative expense ...........            29,464
                                                               ----------

               Total ..................................        $  239,913
                                                               ==========

         The Fund has been informed by the Distributor that during its fiscal year ended October 31, 1999, of the $130,636 fee received in the aggregate by SFSC and the Distributor from the Fund with respect to the U.S. Government Mortgage Portfolio, the following expenditures were made:

               Advertising ............................        $    1,895
               Printing ...............................             3,962
               Employee compensation and costs ........           155,609
               Staff travel and expense ...............            13,046
               Other administrative expense ...........            24,432
                                                               ----------

               Total ..................................        $  198,945
                                                               ==========

         Shay Financial Services, Inc., the Fund's Distributor, and its affiliated persons, including Rodger D. Shay, who is a Trustee and the Chairman of the Board of the Fund, Edward E. Sammons Jr., who is President of the Fund, Steven D. Pierce, who is Treasurer of the Fund, Robert T. Podraza, who is Vice President and Assistant Treasurer of the Fund, and Daniel K. Ellenwood, who is the Secretary of the Fund, have a direct or indirect financial interest in the operation of the Fund's Rule 12b-1 Plan and related Distribution Agreement. None of the Trustees who are not interested persons of the Fund have any direct or indirect financial interest in the operation of the Fund's Rule 12b-1 Plan and related Distribution Agreement.
                                      B-14

         The Fund has appointed the Distributor to act as the principal distributor of the Fund's shares pursuant to a Distribution Agreement dated December 8, 1997 between the Fund and the Distributor (the "Distribution Agreement"). The initial term of the Distribution Agreement with the Distributor was completed as of March 1, 1999, and now continues in effect from year to year thereafter, subject to termination by the Fund or the Distributor as hereinafter provided, if approved at least annually by the Fund's Board of Trustees and by a majority of the trustees who are not "interested persons" of the Fund and have no direct or indirect financial interest in the arrangements contemplated by the agreement. The Fund's Rule 12b-1 Plan requires the Fund's Board of Trustees to make a quarterly review of the amount expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. The Rule 12b-1 Plan may not be amended to increase materially the amount paid by the Fund thereunder without shareholder approval. All material amendments to the Rule 12b-1 Plan must be approved by the Fund's Board of Trustees and by the "disinterested" trustees referred to above. The Rule 12b-1 Plan will terminate automatically upon its assignment and is terminable at any time without penalty by a majority of the Fund's trustees who are "disinterested" as described above or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each Portfolio on 60 days' written notice to the Distributor, or by the Distributor on 90 days' written notice to the Fund. Although the Distributor's fee is calculable separately with respect to each Portfolio of the Fund and the Distributor reports expense information to the Fund on a portfolio-by-portfolio basis, any 12b-1 fee received by the Distributor in excess of expenses for a given Portfolio may be used for any purpose, including payment of otherwise unreimbursed expenses incurred in distributing shares of another Portfolio or to compensate another dealer for distribution assistance. The 12b-1 Plan does not permit a Portfolio to be charged for interest, carrying, or other financing charges on any such unreimbursed carryover amounts, but it does provide for reimbursement for a portion of the Distributor's overhead expenses.


                           TRANSFER AND DIVIDEND AGENT
         BISYS Fund Services Ohio, Inc. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, an Ohio corporation, is the transfer and dividend agent for the Portfolios' shares.

                                    CUSTODIAN

         As of July 30, 1999, The Bank of New York, 100 Church Street, 10th Floor, New York, New York 10286, a Maryland corporation, became the custodian of the Portfolio's investments. PFPC Trust Company, an affiliate of PNC Bank Corp, served as the Fund's former custodian.

                        DETERMINATION OF NET ASSET VALUE

         For purposes of determining the net asset value per share of each Portfolio, investments for which market quotations are readily available will be valued at the mean between the most recent bid and asked prices, which may be furnished by a pricing service, at prices provided directly by market makers, or using matrix pricing methods. Portfolio securities for which market quotations are not readily available, and other assets, will be valued at fair value using methods determined in good faith by the Board of Trustees. Short-term instruments maturing within 60 days of the valuation date may be valued based upon their amortized cost. The Board of Trustees will review valuation methods regularly in order to determine their appropriateness.

                                      TAXES

         The following discussion is not intended to be a full discussion of income tax laws and their effect on shareholders. Investors should consult their own tax advisors as to the tax consequences of ownership of shares.

         Each of the Fund's portfolios, including these Portfolios, is treated as a separate entity for accounting and federal income tax purposes, and thus the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies are applied to each Portfolio separately, rather than to the Fund as a whole. In addition, net long-term and short-term capital gains and losses, net investment income, and operating expenses are determined separately for each Portfolio.

         Each Portfolio qualifies as a regulated investment company under Subchapter M of the Code. In order to so qualify each Portfolio must, among other things: (a) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of its total assets is represented by cash or cash items, government securities and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the total value of its total assets is invested in the securities of any one issuer (other than government securities) and (b) derive at least 90% of its gross income from dividends, interest, proceeds from loans of stock and securities, gains from the sale or other disposition of stock or securities, and other income derived with respect to its business of investing in stock or securities. If each Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on its income and gains distributed to shareholders, provided at least 90% of its investment company taxable income earned in the taxable year (computed without regard to the deduction for dividends paid) is so distributed.

         Dividends of each Portfolio's net investment income (which generally includes income other than capital gains, net of operating expenses), and distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) are taxable to shareholders as ordinary income whether reinvested in shares or paid in cash. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains, regardless of how long shares of the Portfolio have been held, whether reinvested in shares or paid in cash. Under the Code, net long-term capital gains received by corporate shareholders (including long-term capital gain distributions by each Portfolio) are taxed at the same rates as ordinary income. Net long-term capital gains received by individual shareholders (including long-term capital gain distributions by each Portfolio) are generally taxed at a maximum rate of 20%.

         Because none of each Portfolio's income will consist of dividends from domestic corporations, dividends of net investment income as well as distributions of net long-term and short-term capital gains will not qualify for the dividends received deduction available to corporate shareholders.

         Gain or loss realized upon a sale or redemption of shares of each Portfolio by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Any loss realized by a shareholder upon the sale of shares in each Portfolio held one year or less will be treated as a long-term capital loss, however, to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.

         Any capital gains distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by distributions representing gains realized on sales of securities, such distributions would be a return of investment though taxable in the same manner as other dividends or distributions.

         Each Portfolio generally will be subject to a 4% nondeductible excise tax to the extent the Portfolio does not meet certain minimum distribution requirements by the end of each calendar year. To avoid the imposition of the 4% excise tax, it may be necessary for a dividend to be declared in December and actually paid in January of the following year, which will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

         Dividends and distributions may be subject to state and local taxes.

                             PORTFOLIO TRANSACTIONS

         Purchases and sales of securities for each Portfolio usually are principal transactions. Portfolio securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually, but not always, are no brokerage commissions paid by the Fund for such purchases, and during the fiscal year ended October 31, 1999, none of the Portfolios paid any brokerage commissions. Purchases from dealers serving as market makers may include the spread between the bid and asked prices. The Adviser attempts to obtain the best price and execution for portfolio transactions.

        Each Portfolio will not purchase securities from, sell securities to, or enter into repurchase agreements with, the Adviser or any of its affiliates.

         Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment under the general supervision of the Board of Trustees of the Fund and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the best price. On occasion the Adviser on behalf of each Portfolio may effect securities transactions on an agency basis with broker-dealers providing research services and/or research-related products for the Fund. Research services or research-related products may include information in the form of written reports, reports accessed by computers or terminals, statistical collations and appraisals and analysis relating to companies or industries. However, in selecting such broker-dealers, the Adviser adheres to the primary consideration of best price and execution.

         Investment decisions for each Portfolio of the Fund are made independently from those for the other portfolios or other clients advised by the Adviser. It may happen, on occasion, that the same security is held in one portfolio of the Fund and the other portfolios of one or more of such other clients. Simultaneous transactions are likely when several portfolios and clients are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such portfolios or clients. When two or more portfolios or other clients advised by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective portfolios or clients, both as to amount and price, in accordance with a method deemed equitable to each portfolio or client. In some cases this system may adversely affect the price paid or received by a portfolio of the Fund or the size of the security position obtainable for such portfolio.

                             INVESTMENT RESTRICTIONS

         The Fund has adopted the following investment restrictions for the ARM Portfolio, none of which may be changed without the approval of a majority of the outstanding shares of the Portfolio, as defined under "General Information" in this Statement of Additional Information. Accordingly, the ARM Portfolio shall:

         (1) Limit its investments and investment techniques so as to qualify for investment by national banks, federal savings associations, and federal credit unions; and

may not:

         (2) Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

         (3) Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Portfolio's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Portfolio's total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Portfolio's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Portfolio's net assets, such borrowings will be repaid before any investments are made.

         (4) Invest more than 25% of the value of the Portfolio's total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on investments in the mortgage and mortgage finance industry (in which more than 25% of the value of the Portfolio's total assets will, except for temporary defensive purposes, be invested) or on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

         (5) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an "underwriter" in connection with the purchase of securities for the Portfolio directly from an issuer or an underwriter thereof.

         (6) Lend any of its assets, except portfolio securities. This shall not prevent the Portfolio from purchasing or holding debt obligations, entering into repurchase agreements and loaning federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Portfolio's investment objective and management policies.

         (7) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof or purchase or sell real estate, real estate mortgage loans (except that the Portfolio may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

         The Fund has adopted the following investment restrictions for the Intermediate Mortgage Portfolio and U.S. Government Mortgage Portfolio, respectively, none of which may be changed without the approval of a majority of the outstanding shares of the Portfolio, as defined under "General Information" in this Statement of Additional Information. The restrictions are the same for both Portfolios except as indicated. Accordingly, the Intermediate Mortgage Portfolio and the U.S. Government Mortgage Portfolio shall:

         (1) Limit its investments and investment techniques so as to qualify for investment by national banks, federal savings associations, and federal credit unions; and

may not:

         (2) Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

         (3) Enter into reverse repurchase agreements exceeding in the aggregate one-third of the value of the U.S. Government Mortgage Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements.

         (4) (Intermediate Mortgage Portfolio) Borrow money except from banks (a) for temporary purposes and in an amount not exceeding 10% of the value of the Portfolio's net assets, or
                  (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Portfolio's total assets, less liabilities other than such borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets provided that there shall be no such limitation on deposits made in connection with the entering into and holding of interest rate futures contracts and options thereon. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. To the extent that borrowings exceed 5% of the value of the Portfolio's net assets, such borrowings will be repaid before any investments are made. The Portfolio's ability to enter into reverse repurchase agreements is not restricted by this paragraph (4) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (4).

         (5) (U.S. Government Mortgage Portfolio) Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Portfolio's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Portfolio's total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets provided that there shall be no such limitation on deposits made in connection with the entering into and holding of interest rate futures contracts and options thereon. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Portfolio's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Portfolio's net assets, such borrowings will be repaid before any investments are made. The Portfolio's ability to enter into reverse repurchase agreements is not restricted by this paragraph (5) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (5).

         (6) Invest more than 25% of the value of the Portfolio's total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on investments in the mortgage and mortgage finance industry (in which more than 25% of the value of the portfolio's total assets will, except for temporary defensive purposes, be invested) or on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

         (7) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an "underwriter" in connection with the purchase of securities for the Portfolio directly from an issuer or an underwriter thereof.

         (8) Lend any of its assets, except portfolio securities. This shall not prevent the Portfolio from purchasing or holding debt obligations, entering into repurchase agreements and loaning federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund's investment objective and the Portfolio's management policies.

         (9) (Intermediate Mortgage Portfolio) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof except that the Portfolio may write covered call options and purchase call or put options on investments eligible for purchase by the Portfolio; or purchase or sell real estate, real estate mortgage loans (except that the Portfolio may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests; except that the Portfolio may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts if (a) as to interest rate futures contracts, each futures contract is (i) for the sale of a financial instrument (a "short position") to hedge the value of securities held by the Portfolio or (ii) for the purchase of a financial instrument of the same type and for the same delivery month as the financial instrument underlying a short position held by the Portfolio (a "long position offsetting a short position"),
                  (b) the sum of the aggregate
                  futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under open futures contract purchases does not exceed 30% of the value of the Portfolio's total assets, and
                  (c) immediately thereafter, no more than 5% of the Portfolio's total assets would be committed to margin. This ability to invest interest rate futures contracts and options thereon is not for speculation, but solely to permit hedging against anticipated interest rate changes.

         (10) (U.S. Government Mortgage Portfolio) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof except that the Portfolio may write covered call options and purchase call or put options on securities in which the Portfolio may invest; or purchase or sell real estate, real estate mortgage loans (except that the Portfolio may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests except that the Portfolio may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts if (a) as to interest rate futures contracts, each futures contract is (i) for the sale of a financial instrument (a "short position") to hedge the value of securities held by the Portfolio or (ii) for the purchase of a financial instrument of the same type and for the same delivery month as the financial instrument underlying a short position held by the Portfolio (a "long position offsetting a short position"), (b) the sum of the aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under open futures contract purchases does not exceed 30% of the value of the Portfolio's total assets, and (c) immediately thereafter, no more than 5% of the Portfolio's total assets would be committed to margin. This ability to invest in interest rate futures contracts and options thereon is not for speculation, but solely to permit hedging against anticipated interest rate changes.

         The Fund has also adopted certain investment restrictions which are non-fundamental policies. Unlike fundamental policies, which may only be changed with the approval of a majority of the outstanding shares of the Portfolio, non-fundamental policies may be changed by the Fund's Trustees without shareholder approval. However, in the event the Fund's Trustees agree to change a non-fundamental policy, shareholders will be notified in advance of such change. Accordingly, the Portfolios have adopted the following non-fundamental policies:

         (1) The Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio, and the U.S. Government Mortgage Securities Portfolio (collectively referred to as the "Mortgage Securities Portfolios") invest primarily in "securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing" meeting the definition of such assets for purposes of the qualified thrift lender ("QTL") test under the current Office of Thrift Supervision ("OTS") Regulations. Pending any revisions of the current OTS Regulations, each Mortgage Securities Portfolio expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition, each Mortgage Securities Portfolio will not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OTS. Also, each Mortgage Securities Portfolio will not purchase any investments having a risk-based weighting for banks in excess of 50% under current federal regulations of the appropriate regulatory agencies. Furthermore, each Mortgage Securities Portfolio will not invest in "high risk" securities that do not meet the tests contained in the "Supervisory Policy Statement on Securities Activities" adopted by the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, the OTS and the National Credit Union Administration, respectively, and each Mortgage Securities Portfolio limits its investments to those permissible without limitation for federal savings associations, national banks and federal credit unions under current applicable regulations.

         (2) Each Portfolio may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

                   ORGANIZATION AND DESCRIPTION OF FUND SHARES

         The Fund consists of an unlimited number of shares of beneficial interest divided into five Portfolios: the Money Market Portfolio, the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio, and the U.S. Government Mortgage Securities Portfolio. Shares of the Money Market Portfolio are issued in two classes: D shares and I shares. The shares of each Portfolio represent interests only in the corresponding portfolio. When issued and paid for in accordance with the terms of offering, each share is fully paid and nonassessable. All shares of beneficial interest of the same class have equal dividend, distribution, liquidation and voting rights and are redeemable at net asset value, at the option of the shareholder. In addition, the shares have no preemptive, subscription or conversion rights and are freely transferable.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined under "General Information" below) of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants and the election of trustees from the separate voting requirements of the Rule.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

         Vedder, Price, Kaufman & Kammholz is legal counsel to the Fund and passes upon the validity of the shares offered by the Prospectus.

         PricewaterhouseCoopers LLP is the Fund's independent accountants. The financial statements of each Portfolio incorporated in this Statement of Additional Information by reference to the Fund's Annual Report to Shareholders for the year ended October 31, 1999 (see "Financial Statements" below), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP given on the authority of such firm as experts in accounting and auditing.

                               GENERAL INFORMATION

         The Fund sends to all of the shareholders of each Portfolio semi-annual reports and annual reports, including a list of investment securities held by each Portfolio, and, for annual reports, audited financial statements of each Portfolio.

         As used in each Prospectus and this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders, means the vote of the lesser of (1) 67% of the Fund's shares of each class or of the class entitled to a separate vote present at a meeting if the holders of more than 50% of the outstanding shares of all classes or of the class entitled to a separate vote are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares of all classes or of the class entitled to a separate vote. The Bylaws of the Fund provide that an annual meeting of shareholders is not required to be held in any year in which none of the following is required to be acted on by shareholders pursuant to the 1940
Act: election of trustees; approval of the investment advisory agreement; ratification of the selection of independent public accountants; and approval of a distribution agreement.

         The Prospectus and this Statement of Additional Information do not contain all the information included in the registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained in each Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                           DESCRIPTION OF DEBT RATINGS

         Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds. Moody's applies the numerical modifiers 1, 2 and 3 to certain general rating classifications, including Aa. The modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Debt rated AA by Standard & Poor's has a very strong capacity to pay interest and repay principal and differs from the highest rated issues, which are rated AAA, only in small degree. Ratings in certain categories, including AA, may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Duff and Phelps, Inc. and Fitch Investors Service, Inc. have comparable rating systems.

                              FINANCIAL STATEMENTS

         The financial statements required to be included in this Statement of Additional Information are incorporated herein by reference to the Fund's Annual Report to Shareholders for the year ended October 31, 1999 (the "Annual Report"). The Fund will provide the Annual Report without charge to each person to whom this Statement of Additional Information is delivered.